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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 August 19, 2004
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                Date of Report (date of earliest event reported)


                              SERENA SOFTWARE INC.
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             (Exact name of Registrant as specified in its charter)



           Delaware                 000-25285                94-2669809
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 (State or other jurisdiction of   (Commission            (I.R.S. Employer
  incorporation or organization)    File Number)       Identification Number)


                          2755 CAMPUS DRIVE 3RD FLOOR,
                              SAN MATEO, CALIFORNIA
                                   94403-2538
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                    (Address of principal executive offices)


                                 (650) 522-6600
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              (Registrant's telephone number, including area code)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)   Exhibits.   The following exhibits are filed with this report.


   Exhibit Number                            Description
---------------------    -------------------------------------------------------
       99.1              Press Release dated August 19, 2004.



ITEMS 9 AND 12. REGULATON FD DISCOLUSRE AND DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 19, 2004, Serena Software Inc. issued a press release announcing its financial results for the quarter ended July 31, 2004. A copy of the press release is furnished as Exhibit 99.1 pursuant to Regulation FD and Item 12.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                       SERENA SOFTWARE INC.

                                       By: /s/ ROBERT I. PENDER JR.
                                           -------------------------------------
                                           Robert I. Pender Jr.
                                           Senior Vice President, Finance and
                                           Administration,
                                           Chief Financial Officer and Director

   Dated: August 19, 2004